UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2023
Date of Report
(Date of earliest event reported)

The RMR Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-37616	8742	47-4122583
(Commission File Number)	(Primary Standard Industrial	(IRS Employer
	Classification Code Number)	Identification Number)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA, 02458-1634
(Address of principal executive offices, including zip code)

(617) 796-8230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Class A common stock, $0.001 par value per share	RMR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 19, 2023, The RMR Group Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission reporting that The RMR Group LLC, a Maryland limited liability company and a majority-owned operating subsidiary of the Company, completed its acquisition of MPC Partnership Holdings LLC, a Georgia limited liability company (“MPC”) pursuant to the terms of the equity purchase agreement, dated July 29, 2023 (the “Agreement”), by and among MPC, the sellers set forth on the signature pages thereto (collectively, the “Sellers”), the seller owners set forth on the signature pages thereto (collectively, the “Seller Owners”), and, solely in his capacity as the Seller Representative, James A. Rubright. This Amendment No. 1 amends the Original 8-K, in accordance with Item 9.01(a)(3) and Item 9.01(b)(2) of Form 8-K, to include the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired.

Audited consolidated financial statements of MPC as of September 30, 2023 and for the period from January 1, 2023 through September 30, 2023, with independent auditor’s report (filed herewith as Exhibit 99.3 and incorporated by reference herein).

(b) Pro forma financial information.

Unaudited pro forma condensed consolidated financial information of the Company for the fiscal year ended September 30, 2023 and for the three months ended December 31, 2023, after giving effect to the acquisition of MPC, is filed herewith as Exhibit 99.4 and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
Exhibit 2.1†	Equity Purchase Agreement, dated as of July 29, 2023, by and among The RMR Group LLC, MPC Partnership Holdings LLC, the Sellers set forth on the signature pages thereto, the Seller Owners set forth on the signature pages thereto, and James A. Rubright, solely in his capacity as the Seller Representative (Schedules to the Equity Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request).*

Exhibit 23.1	Consent of Grant Thornton LLP

Exhibit 99.1†	Press release, dated July 31, 2023, issued by the Company**

Exhibit 99.2†	Investor Presentation, dated July 31, 2023, furnished by the Company**

Exhibit 99.3	Audited consolidated financial statements of MPC as of September 30, 2023 and for the period from January 1, 2023 through September 30, 2023, with independent auditor’s report

Exhibit 99.4	Unaudited pro forma condensed consolidated financial information of the Company for the fiscal year ended September 30, 2023 and for the three months ended December 31, 2023

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

†	Included in Original 8-K.

*	The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties, covenants, and agreements in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its respective subsidiaries and affiliates, including MPC. Moreover, information concerning the subject matter of the representations, warranties, covenants, and agreements may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

**	The press release and investor presentation were furnished as Exhibits 99.1 and 99.2, respectively, to the Original 8-K pursuant to Item 7.01 of Form 8-K. The information furnished in Exhibit 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE RMR GROUP INC.

Dated: March 6, 2024	By:	/s/ Matthew P. Jordan
Matthew P. Jordan
Executive Vice President, Chief Financial Officer and Treasurer